UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2013

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254 (Commission File No.)	27-3051592 (IRS Employer Identification No.)

2620 Regatta Drive, Ste 102
Las Vegas, NV 89128
(Address of principal executive offices, including ZIP code)

(888) 552-3750
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01                      Changes in Registrant's Certifying Accountant

(1) The Board of Directors of The Graystone Company  (the "Company"), acting as the Company’s Audit Committee, annually considers the selection of independent public accountants. On February 15, 2013 after an evaluation process, the Board of Directors decided to replace Sam Kan & Company as the Company’s auditors.

This action effectively dismisses Sam Kan & Company as the Company's independent auditor for the fiscal year ending December 31, 2012.   The report of Sam Kan & Company on the Company's consolidated financial statements for the year ending ending ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that the report included an explanatory paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.   For the years ended December 31, 2011 and through the date of this Form 8-K, there have been no disagreements with Sam Kan & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Sam Kan & Company’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.  For the years ended December 31, 2010 and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Sam Kan & Company with a copy of this form 8-K and the Company has requested that Sam Kan & Company furnish a letter addressed to the Commission stating whether it agrees with the statements above.  A copy of the letter will be attached as an exhibit to an amendment once the Company receives it from Sam Kan & Company.

(2) On February 15, 2013, the company had hired Goldman Accounting Services CPA, PLLC to replace Sam Kan & Company as the Company’s auditors.  However, on February 22, 2013, Goldman Accounting Services CPA, PPLC asked to disengage as the Company’s auditors due to safety risks with regard to the travel to the Company’s mining sites in Peru.  The Company agreed to this request.  Goldmand Accounting Services CPA, PLLC had not conducted any audit procedures on the Company’s financial statements.   As such, there have been no disagreements with Goldman Accounting Services CPA, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(3) On March 1, 2013 after an evaluation process, the Board of Directors appointed Malone Bailey, LLP as Graystone's independent auditors for the 2012 fiscal year. Malone Bailey’s address is 10350 Richmond Ave., Houston, Texas 77042.

For the year ended December 31, 2011 and December 31, 2010 and through the date of this form 8-K, neither the Company nor anyone acting on the Company's behalf consulted Malone Bailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.  Malone Bailey has been asked to review this disclosure and Malone Bailey will provide a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01                      Financial Statements and Exhibits

16.1                                Letter from Previous auditor to the Securities and Exchange Commission dated February 28, 2013

16.2                                Letter from Previous auditor to the Securities and Exchange Commission dated February 27, 2013

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Graystone Company, Inc.

Dated: March 1, 2013	By:	/s/ Joseph Mezey
Name: Joseph Mezey
Title: Chief Financial Officer